UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05052_

 Value Line New York Tax Exempt Trust
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: January 31, 2011

Date of reporting period: January 31, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 1/31/11 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management	A N N U A L R E P O R T
	220 East 42nd Street, 6th Floor	J a n u a r y 31, 2011
New York, NY 10017-5891
DISTRIBUTOR	EULAV Securities LLC
220 East 42nd Street, 6th Floor
New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP	Value Line New York Tax Exempt Trust
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel Joyce E. Heinzerling Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr Daniel S. Vandivort
OFFICERS	Mitchell E. Appel President Michael J. Wagner Chief Compliance Officer Emily D. Washington Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

#00079256

Value Line New York Tax Exempt Trust
To Our Value Line New York

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended January 31, 2011. We encourage you to carefully review this report which includes economic observations, your Trust’s performance data and highlights, schedule of investments, and financial statements.

For the twelve months ended January 31, 2011, the total return for the Value Line New York Tax Exempt Trust (the “Trust”) matched the total return for the average Lipper New York Municipal Debt Fund(1), at (0.18%).

The Federal Reserve Board maintained the Fed Funds rate near 0% for the past year, resulting in sharply sloped yield curves for the U.S. Treasury and municipal bond markets. The Fed’s accommodative stance remains in place and is likely to continue for the foreseeable future.

Performance in the tax exempt market was impacted by considerable price volatility due to investor concern over significant budgetary issues faced by many states and municipalities. Limited revenues and tax receipts sharpened legislative focus on the funding of public employee salaries and benefits as well as the on the overhang of unfunded pension liabilities. Technical factors also posed significant challenges to the municipal market. The issuance of Build America Bonds (BABs) in particular had a huge effect on supply and demand. BABs were very popular with issuers as they offered a 35% federal subsidy on interest payments, and more than one-third of municipal issuance came as taxable debt in 2010. The expiration of the BABs program at year-end 2010 will likely restore a more normal supply/demand balance this year.

The Trust underperformed its benchmark, the Barclays Capital Municipal Bond Index(2). The market index returned 1.10% during the 12-month period. This was due primarily to the Trust’s overweighting of shorter maturity holdings which underperformed intermediate maturity bonds. A focus on higher quality credits also detracted from Trust returns as medium quality bonds, where the Trust was underweighted, offered higher returns than did higher quality credits. Maintaining a high credit quality bias was deemed to be prudent during this period of price volatility in the municipal bond market.

While New York State continued to grapple with budgetary pressures and diminished revenues, it did make important progress in 2010. The unemployment rate posted a modest decline as pockets of hiring returned to the financial services sector. Governor Andrew Cuomo swept into office with a sizable majority and enjoys relatively high voter approval ratings. Finally, despite New York’s high net tax supported debt burden per capita of $3,135, the state’s GO debt ratings was unchanged at ‘Aa2’ by Moody’s and ‘AA’ by Standard & Poor’s. These ratings are based on the state’s relatively diversified economy, educated work force, and history of delivering a balanced budget. Significant challenges remain, including sharp declines in federal aid and a still worrisomely high unemployment rate.

All of us at the Adviser recognize it was a turbulent year in the municipal bond market and appreciate your confidence in us. We welcome the opportunity to continue serving your investment needs in the years ahead. This report and other information are available on our website, www.vlfunds.com.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Liane Rosenberg
Liane Rosenberg, Portfolio Manager

March 4, 2011

(1)
Lipper Inc., a widely respected data provider in the industry, calculates an average return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

(2)
The Barclays Capital Municipal Bond Index is a total-return performance benchmark for the long-term, investment grade, tax-exempt bond market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

Value Line New York Tax Exempt Trust

Tax Exempt Trust Shareholders

Economic Highlights (unaudited)

After a strong rebound in economic growth in the final quarter of 2009, expectations in 2010 for a robust recovery were tempered by the persistence of several economic constraints. Heavy household debt, weak housing prices, and strained state and local budgets all contributed to a disappointing economic performance, and by the 3rd quarter of 2010, GDP growth had slowed to 2.60%.

Part of what had changed was a growing belief that unlike in previous recoveries, the economy was not about to ignite. After a more “normal” recession, once the recovery starts the economy is back to where it started in about six months. Generally, an accommodative Federal Reserve policy like the one that has been in place for several years would have had a far greater impact on economic growth than what has been seen in this cycle. This time, other factors have been contributing to a lackluster economy, including debt crises in several European countries, and the expiration of federal stimulus programs like the tax credit for first time home buyers. There have also been meaningful productivity gains among US workers, allowing the economy to grow without significant job creation. Still, while the stock market’s performance in 2010 slowed considerably from the previous year, investors were still rewarded with returns from the S&P 500 at 15.06%. Additionally, Dec. housing numbers were a clear bright spot, with purchases of new homes in the U.S. surging 18% for the month, the biggest jump since 1992. This unexpected surge in housing at yearend did push the economy slightly higher in the final quarter of 2010.

The economic crosscurrents from 2010 have continued into the new year. The consumer is increasingly positive, and investor sentiment is decidedly more upbeat. By the end of January 2011, the Dow Jones Industrial Average crossed 12,000 for the first time since June 2008. Within fixed income, investors proved to be less risk averse as investment flows shifted from Treasuries into corporate bonds. However, the Fed’s assessment of the nation’s economy delivered after the January FOMC meeting was measured. Chairman Bernanke, while acknowledging signs of a strengthening economy, indicated that gains in manufacturing and household spending have not been matched by a decline in the jobless rate. The Fed was unanimous in its decision to continue its quantitative easing by buying $600 billion of U.S. Treasuries by June of this year. The Fed also left its benchmark interest rate unchanged in a range of zero to 0.25%, where it’s been since December 2008. It is clear that the Fed is prepared to keep short rates low for an extended period of time in pursuit of meeting its twin mandates for full employment and stable prices.

On balance, we believe that economic trends generally are improving, and should provide opportunities for solid returns this year in the capital markets.

Value Line New York Tax Exempt Trust

(unaudited)

The following graph compares the performance of the Value Line New York Tax Exempt Trust to that of the Barclays Capital Municipal Bond Index. The Value Line New York Tax Exempt Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the
Value Line New York Tax Exempt Trust and the Barclays Capital Municipal Bond Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000

1 year ended 1/31/11	(0.18)%	$9,982
5 years ended 1/31/11	1.06%	$10,542
10 years ended 1/31/11	2.58%	$12,896

*
The Barclays Capital Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Trust’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares.

Value Line New York Tax Exempt Trust

TRUST EXPENSES (unaudited):

Example

As a shareholder of the Trust, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 through January 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 8/1/10	Ending account value 1/31/11	Expenses paid during period 8/1/10 thru 1/31/11*

Actual	$1,000.00	$967.01	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.41

*
Expenses are equal to the Trust’s annualized expense ratio of 0.87% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 0.90% gross of nonrecurring legal fee reimbursement.

Value Line New York Tax Exempt Trust

Portfolio Highlights at January 31, 2011 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	$1,000,000	$1,052,410	6.5%
Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	$900,000	$865,791	5.4%
New York State Urban Development Corp., Revenue Bonds, Ser. C, 5.00%, 12/15/20	$750,000	$821,655	5.1%
Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art - 1A, 5.00%, 4/1/28	$750,000	$758,040	4.7%
Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	$725,000	$747,903	4.6%
New York State Environmental Facilities Corp., Revenue Bonds, Ser. A, 5.00%, 6/15/14	$500,000	$557,645	3.5%
New York State Local Government Assistance Corp., Revenue Bonds, Sub Lien - Ser. B, 5.00%, 4/1/14	$500,000	$555,800	3.5%
Thruway Authority, Revenue Bonds, Second General Highway and Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	$500,000	$527,715	3.3%
Dormitory Authority, Revenue Bonds, Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	$500,000	$518,695	3.2%
New York State Environmental Facilities Corp., Revenue Bonds, 5.00%, 6/15/28	$500,000	$511,415	3.2%

Asset Allocation — Percentage of Total Net Assets

Sector Weightings — Percentage of Total Municipal Securities

Value Line New York Tax Exempt Trust

Schedule of Investments	January 31, 2011

Principal Amount		Rating (unaudited)		Value
LONG-TERM MUNICIPAL SECURITIES (97.6%)

	NEW YORK CITY (25.0%)
$90,000	General Obligation Unlimited, Fiscal 2007, Ser. C, 5.00%, 1/1/17	Aa2		$100,361
350,000	General Obligation Unlimited, Fiscal 2008, Subser C-1, FSA Insured, 5.00%, 10/1/24	Aa2		360,878
100,000	General Obligation Unlimited, Fiscal 2008, Ser. A-1, 5.00%, 8/1/12	Aa2		106,314
	Health & Hospital Corp., Revenue Bonds, Health Systems, Ser. A:
150,000	5.00%, 2/15/15	Aa3		164,307
250,000	5.00%, 2/15/16	Aa3		274,790
155,000	5.00%, 2/15/14	Aa3		167,656
240,000	Industrial Development Agency, Revenue Bonds, Yankee Stadium-Pilot, NATL-RE Insured, 5.00%, 3/1/11	Baa1		240,744
	Municipal Water Finance Authority, Water and Sewer Revenue, Revenue Bonds:
500,000	Ser.C, 4.75%, 6/15/33	Aa1		472,320
250,000	Ser.DD, 4.50%, 6/15/38	Aa2		222,917
725,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	Aa3		747,903
400,000	Transitional Finance Authority, Revenue Bonds, Subordinated Future Tax Secured, Ser. B, 5.00%, 11/1/23	Aa1		417,696
750,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art - 1A, 5.00%, 4/1/28	Aa2		758,040
				4,033,926
	NEW YORK STATE (69.8%)
100,000	County of Rockland, General Obligation Unlimited, Ser. B, 3.00%, 9/1/21	A1		88,597
	Dormitory Authority, Revenue Bonds:
500,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	Aa3		518,695
250,000	Mental Health Services Facilities Improvement, Ser. B, AMBAC Insured, 5.00%, 2/15/25	AA	-*	252,268
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	AAA	*	508,990
900,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	AAA	*	865,791
	Metropolitan Transportation Authority, New York:
250,000	Revenue Bonds, Ser. A, MBIA-RE FGIC Insured, 5.00%, 11/15/14	A2		273,617
250,000	Revenue Bonds, Ser. D, 5.00%, 11/15/16	A2		273,747
	Metropolitan Transportation Authority, New York Dedicated Tax Fund:
400,000	Revenue Bonds, Ser. A, FSA Insured, 5.25%, 11/15/24	Aa3		407,048
250,000	Revenue Bonds, Ser. B, 5.00%, 11/15/34	AA	*	238,930
200,000	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Revenue Bonds, 4.75%, 2/15/19	AA	+*	214,112

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Schedule of Investments

Principal Amount		Rating (unaudited)		Value
$50,000	New York State Dormitory Authority, Revenue Bonds, Ser. D, 5.00%, 3/15/36	AAA	*	$48,672
	New York State Environmental Facilities Corp.:
500,000	Revenue Bonds, Ser. A, 5.00%, 6/15/14	Aa1		557,645
100,000	Revenue Bonds, Ser. A, 5.25%, 1/1/12	Aa2		104,423
125,000	Revenue Bonds, Ser. C, 4.13%, 6/15/22	Aa1		126,443
500,000	New York State Environmental Facilities Corp., Revenue Bonds, 5.00%, 6/15/28	Aa1		511,415
500,000	New York State Local Government Assistance Corp., Revenue Bonds, Sub Lien - Ser. B, 5.00%, 4/1/14	Aa2e		555,800
	New York State Urban Development Corp.:
250,000	Revenue Bonds, Ser. A-1, 5.00%, 1/1/19	AA	-*	272,120
150,000	Revenue Bonds, Ser. B, 5.00%, 1/1/14	AA	-*	163,443
100,000	Revenue Bonds, Ser. B-1, 5.00%, 3/15/17	AAA	*	113,053
750,000	Revenue Bonds, Ser. C, 5.00%, 12/15/20	AAA	*	821,655
150,000	Revenue Bonds, Ser. C, 5.00%, 12/15/17	AAA	*	170,094
	New York State, General Obligation Unlimited:
350,000	Ser. A, 2.00%, 3/1/13	Aa2		357,073
300,000	Ser. A, 3.00%, 3/1/16	Aa2		312,465
150,000	Port Authority of New York & New Jersey Revenue Bonds, One Hundred Sixty -Third Series, 4.00%, 7/15/27	Aa2		135,026
	Thruway Authority, Revenue Bonds:
500,000	Second General Highway and Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	AA	*	527,715
310,000	Second General Highway and Bridge Trust Fund, Ser. B, 3.00%, 4/1/14	AA	*	322,124
200,000	Thruway Authority, Revenue Bonds, Second General Highway and Bridge Trust Fund, Ser. A, 5.00%, 4/1/15	AA	*	222,680
175,000	Tobacco Settlement Financing Corp., Revenue Bonds, Asset Backed, Ser. A1, BHAC-CR AMBAC Insured, 5.25%, 6/1/21	Aa1		180,870
	Triborough Bridge & Tunnel Authority:
250,000	Revenue Bonds, Ser. C, 5.00%, 11/15/19	Aa2		276,150
500,000	Revenue Bonds, Ser. D, 5.00%, 11/15/26	Aa3		503,815
250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.50%, 11/15/19	Aa3		285,987
1,000,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA	-*	1,052,410
				11,262,873
	PUERTO RICO (2.8%)
500,000	Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue, Refunding Bonds, Ser.L, NATL-RE Insured, 5.25%, 7/1/35	A3		443,475

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

January 31, 2011

	Rating (unaudited)	Value
TOTAL LONG-TERM MUNICIPAL SECURITIES (97.6%) (Cost $16,053,266)		$15,740,274
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.4%)		387,467
NET ASSETS (100.0%)		$16,127,741
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($16,127,741 ÷ 1,884,881 shares outstanding)		$8.56

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Assets and Liabilities at January 31, 2011

Assets:
Investment securities, at value (Cost - $16,053,266)	$15,740,274
Cash.	231,039
Interest receivable	173,019
Receivable for securities sold	15,000
Prepaid expenses.	1,841
Total Assets	16,161,173

Liabilities:
Dividends payable to shareholders	9,503
Payable for trust shares redeemed	5,041
Accrued expenses:
Advisory fee	5,256
Other	13,632
Total Liabilities	33,432

Net Assets	$16,127,741

Net assets consist of:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 1,884,881 shares)	$18,849
Additional paid-in capital	18,493,015
Distributions in excess of net investment income.	(9,503)
Accumulated net realized loss on investments	(2,061,628)
Net unrealized depreciation of investments	(312,992)
Net Assets	$16,127,741

Net Asset Value, Offering and Redemption Price per Outstanding Share ($16,127,741 ÷ 1,884,881 shares outstanding).	$8.56

Statement of Operations for the Year Ended January 31, 2011

Investment Income:
Interest.	$668,312
Expenses:
Advisory fee	102,484
Service and distribution plan fees.	42,702
Auditing and legal fees	26,843
Printing and postage	23,293
Custodian fees	12,111
Transfer agent fees	10,315
Trustees’ fees and expenses	2,802
Insurance	2,203
Registration and filing fees	1,169
Other	8,014
Total Expenses Before Custody Credits and Fees Waived.	231,936
Less: Service and Distribution Plan Fees Waived.	(42,702)
Less: Advisory Fees Waived	(38,432)
Less: Legal Fee Reimbursement	(1,835)
Less: Custody Credits	(411)
Net Expenses	148,556
Net Investment Income	519,756

Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain	67,357
Change in Net Unrealized Appreciation / (Depreciation)	(602,563)

Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(535,206)

Net Decrease in Net Assets from Operations	$(15,450)

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets for the Years Ended January 31, 2011 and 2010

	Year Ended January 31, 2011	Year Ended January 31, 2010

Operations:
Net investment income	$519,756	$622,919
Net realized gain/(loss) on investments	67,357	(960,286)
Change in net unrealized appreciation/(depreciation)	(602,563)	1,469,500
Net increase/(decrease) in net assets from operations	(15,450)	1,132,133

Distributions to Shareholders:
Net investment income	(519,756)	(624,732)

Trust Share Transactions:
Proceeds from sale of shares	319,869	712,662
Proceeds from reinvestment of dividends to shareholders	374,904	422,172
Cost of shares redeemed	(1,684,316)	(2,276,026)
Net decrease in net assets from trust share transactions	(989,543)	(1,141,192)
Total Decrease in Net Assets	(1,524,749)	(633,791)

Net Assets:
Beginning of year	17,652,490	18,286,281
End of year	$16,127,741	$17,652,490
Distributions in excess of net investment income, at end of year	$(9,503)	$(12,464)

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Notes to Financial Statements

1. Significant Accounting Policies

Value Line New York Tax Exempt Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City as well as other regions in which the Trust may invest.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market, are valued at quotations obtained by the Service from dealers in such securities. Other investments are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type, indications as to values from dealers, and general market conditions.

Short term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B) Fair Value Measurements: The Trust follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Trust’s net assets as of January 31, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities	$0	$15,740,274	$0	$15,740,274
Total Investments in Securities	$0	$15,740,274	$0	$15,740,274

The Trust follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as the disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

Value Line New York Tax Exempt Trust

January 31, 2011

For the year ended January 31, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended January 31, 2011, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Distributions: It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(D) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in the applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(G) Other: On March 11, 2010, certain affected Value Line Funds and Value Line, Inc. (“VLI”) entered into an agreement pursuant to which VLI agreed to reimburse those Funds in the aggregate amount of $917,302 for various expenses incurred by those Funds in connection with the subject matter of the settlement, dated November 4, 2009, between the Securities and Exchange Commission and VLI, Value Line Securities, Inc. (currently EULAV Securities LLC (the “Distributor”)) and two former directors and officers of VLI. The agreement required VLI to reimburse those Funds in twelve monthly installments commencing April 1, 2010 and those Funds accrued a related receivable. Accordingly, the Trust accrued $1,835 in expense reimbursements from VLI. In November 2010, VLI accelerated its payment obligations and paid in full the outstanding balance.

Value Line New York Tax Exempt Trust

Notes to Financial Statements

On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of VLI. As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings. Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

(H) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Trust Share Transactions and Distributions to Shareholders

Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2011	Year Ended January 31, 2010
Shares sold	35,769	82,168
Shares issued to shareholders in reinvestment of dividends and distributions	42,137	48,423
Shares redeemed	(190,273)	(262,637)
Net decrease	(112,367)	(132,046)
Dividends per share from net investment income	$0.2703	$0.3063

3. Purchases and Sales of Securities

Purchases and sales of municipal securities, excluding short-term securities, were as follows:

Year Ended January 31, 2011
Purchases:
Long-term obligations	$7,114,590

Maturities or Sales:
Long-term obligations	$7,373,828

4. Income Taxes

At January 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$16,053,266
Gross tax unrealized appreciation	$59,344
Gross tax unrealized depreciation	$(372,336)
Net tax unrealized depreciation on investments	$(312,992)
Capital loss carryforward, expires
January 31, 2016	$(35,187)
January 31, 2017	$(465,588)
January 31, 2018	$(1,413,249)
January 31, 2019	$(147,604)

The tax composition of distributions to shareholders for the years ended January 31, 2011 and January 31, 2010 were as follows:

	2011	2010
Municipal bond income	$505,028	$589,524
Taxable ordinary income	14,728	35,208
	$519,756	$624,732

Value Line New York Tax Exempt Trust

January 31, 2011

Permanent book/tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Trust decreased distributions in excess of net investment income by $2,961 and decreased additional paid-in-capital by $2,961. Net assets are not affected by this reclassification. These reclasses are primarily due to differing treatments of distribution reclassifications for tax purposes.

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $102,484 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended January 31, 2011. This fee was computed at an annual rate of 0.60% of the Trust’s average daily net assets during the period. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers and employees of the Trust and pays their salaries. Effective June 1, 2007, 2008, 2009 and 2010, the Adviser contractually agreed to reduce the Trust’s advisory fee by 0.225% for one year periods. The fees waived amounted to $38,432 for the year ended January 31, 2011. The Adviser has no right to recoup previously waived amounts.

The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. Fees amounting to $42,702, before fee waivers were accrued under the Plan for the year ended January 31, 2011. Effective June 1, 2007, 2008, 2009 and 2010 the Distributor contractually agreed to waive the 12b-1 fee for one year periods. For the year ended January 31, 2011, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts.

For the year ended January 31, 2011, the Trust’s expenses were reduced by $411 under a custody credit arrangement with the custodian.

Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses.

Certain officers, and a Trustee of the Adviser are also officers and a Trustee of the Trust. At January 31, 2011, the officers and Trustee as a group owned 164 shares of beneficial interest in the Trust, representing less than 1% of the outstanding shares.

Value Line New York Tax Exempt Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended January 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$8.84	$8.59	$9.55	$9.71	$9.69

Income from investment operations:
Net investment income	0.27	0.30	0.31	0.36	0.36
Net gains or (losses) on securities (both realized and unrealized)	(0.28)	0.26	(0.96)	(0.15)	0.03
Total from investment operations	(0.01)	0.56	(0.65)	0.21	0.39

Less distributions:
Dividends from net investment income	(0.27)	(0.31)	(0.31)	(0.36)	(0.36)
Distributions from net realized gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.27)	(0.31)	(0.31)	(0.37)	(0.37)

Net asset value, end of year	$8.56	$8.84	$8.59	$9.55	$9.71

Total return	(0.18)%	6.58%	(6.82)%	2.23%	4.02%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$16,128	$17,652	$18,286	$21,316	$22,806
Ratio of expenses to average net assets(1)	1.36%	1.41%	1.31%	1.12%	1.21%
Ratio of expenses to average net assets(2)	0.87%	0.93%	0.75%	0.58%	0.73%
Ratio of net investment income to average net assets	3.04%	3.51%	3.50%	3.77%	3.67%
Portfolio turnover rate	43%	84%	90%	45%	139%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser, all or a portion of the service and distribution plan fees by the Distributor, and the reimbursement by Value Line of certain expenses incurred by the Trust (“Expenses”) in connection with a settlement with the Securities and Exchange Commission related to brokerage commissions charged by the Distributor to the Trust. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers and reimbursement of Expenses, would have been 1.40% for the year ended January 31, 2010, 1.22% for the year ended January 31, 2009, 1.05% for the year ended January 31, 2008, 1.18% for the year ended January 31, 2007 and would have been unchanged for the year ended January 31, 2011.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waivers of a portion of the advisory fee by the Adviser, all or a portion of the service and distribution plan fees by the Distributor, and the reimbursement of Expenses by Value Line.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line New York Tax Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the “Trust”) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

March 22, 2011

Value Line New York Tax Exempt Trust

PROXY RESULTS

FOR VALUE LINE NEW YORK TAX EXEMPT TRUST

Two Special Meetings of Shareholders were held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Trustees of the Trust and to approve a new investment advisory agreement between the Trust and EULAV Asset Management. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Trustees as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	1,218,508	118,180
Mr. Mitchell E. Appel	1,232,154	104,534
Daniel S. Vandivort	1,236,482	100,206

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Trustees along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Trustee.

Approved the new investment advisory agreement as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
1,010,692	64,779	147,251	1,843

*Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

Value Line New York Tax Exempt Trust

2011 Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE NEW YORK TAX EXEMPT TRUST

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons” of Value Line New York Tax Exempt Trust (the “Trust”), as that term is defined in the 1940 Act (the “Independent Trustees”), initially and annually thereafter consider the approval of an investment advisory agreement between the Trust and its investment adviser.

          The Trust’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”).1 In its consideration of whether the new investment advisory agreement between the Trust and the Adviser (“Agreement”) was in the best interests of the Trust and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

          Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates. The Board, including the Independent Trustees, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In selecting the restructured Adviser and approving the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

          Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement. These materials included information on: (i) the investment performance of the Trust, compared to a peer group of funds consisting of the Trust and all retail and institutional New York municipal debt funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Trust; (iii) sales and redemption data with respect to the Trust; (iv) the general investment outlook in the markets in which the Trust invests; (v) arrangements with respect to the distribution of the Trust’s shares; (vi) the allocation and cost of the Trust’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

Value Line New York Tax Exempt Trust

2011 Annual Report (unaudited)

          As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Trust’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Trust’s other non-management fees, to those incurred by a peer group of funds consisting of the Trust and 14 other retail front-end load and no-load New York municipal debt funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Trust, the Expense Group and all other retail front-end load and no-load New York municipal debt funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Trust’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Trust’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

          In the separate executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Trust and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Trust’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Trustees also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Trust’s principal underwriter and affiliate of the Adviser (the “Distributor”),2 VLI and two former directors and officers of VLI. The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Trust.

          The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line Timeliness rankings would continue to be provided to the Adviser without cost. The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring. The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Trust, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

2 On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

Value Line New York Tax Exempt Trust

2011 Annual Report (unaudited)

          Investment Performance. The Board reviewed the Trust’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Trust’s performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2009 was below the performance of both the Performance Universe average and the Lipper Index.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Trust’s portfolio, seeking to achieve the Trust’s investment objective and adhering to the Trust’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Trust’s investment operations. The Board took into account the fact that no change was expected in the Trust’s portfolio manager or other employees of the Adviser in connection with the restructuring. The Board concluded that the Trust’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that the Adviser and the Board previously agreed that the Adviser would contractually waive a portion of the Trust’s management fee, thereby reducing the management fee rate from 0.60% to 0.375% of the Trust’s average daily net assets for the one-year period ending May 31, 2011. In connection with the restructuring, the Adviser and the Board have agreed to extend this contractual management fee waiver, which would otherwise terminate with the Former Agreement, through May 31, 2012. Such waiver cannot be changed without the Board’s approval during the contractual waiver period. The Board noted that, for the fiscal year ended December 31, 2009, the Trust’s management fee rate after giving effect to the contractual management fee waiver was less than that of both the Expense Group average and the Expense Universe average. The Board concluded that the Trust’s management fee was satisfactory for the purpose of approving the Agreement.

          The Board also considered the Trust’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Trust’s Rule 12b-1 fee, effectively reducing the Trust’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Trust’s average daily net assets for the one-year period ending May 31, 2011. In connection with the restructuring, the Distributor and the Board have agreed to extend this contractual 12b-1 fee waiver through May 31, 2012. Such waiver can not be changed without the Board’s approval during the contractual waiver period. As a result of these Rule 12b-1 fee waivers and the management fee waivers, the Board noted that the Trust’s total expense ratio after giving effect to these waivers was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

          The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Trust would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates or any waivers or expense reimbursement arrangements was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

Value Line New York Tax Exempt Trust

2011 Annual Report (unaudited)

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

          Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Trust individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board noted that the Trust’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Trust, including the financial results derived from the Trust’s Agreement, were within a range the Board considered reasonable.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Trust. The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Trust.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Trust, any perceived and potential economies of scale were not yet a significant consideration for the Trust and that the addition of break points to the fee structure were not currently necessary. It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Trust.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Trust’s management fee rate to unaffiliated mutual funds included in the Trust’s Expense Group and Expense Universe, the Board was informed by the Adviser that it manages non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Trust’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Trust’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Trust and its shareholders.

Value Line New York Tax Exempt Trust

Federal Tax Notice (unaudited)

During the year ended January 31, 2011, the Trust paid to shareholders $0.2703 per share from net investment income, of which 97.17% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested if you are a corporation, partnership, estate, trust or an individual who is not a resident of New York State that you consult your own tax adviser with respect to those taxes.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line New York Tax Exempt Trust

Management of the Trust

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Interested Trustee*
Mitchell E. Appel YOB: 1970	Trustee	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None
Non-Interested Trustees
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Trustee	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line New York Tax Exempt Trust

Management of the Trust

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Trustee	Since 1986	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Trustee	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Trustee (Lead Independent Trustee since 2010)	Since 2008	President, Chief Investment Officer, None Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004-2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729 or on the Trust’s website, www.vlfunds.com

Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

 (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

               (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

            (a)Audit Fees 2011 $3,736

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2011 $1,732

            (d) All Other Fees – None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

             (e) (2) Not applicable.

             (f) Not applicable.

             (g) Aggregate Non-Audit  Fees 2011 $2,400

             (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	April 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	April 6, 2011